PARAMETRIC EMERGING MARKETS CORE FUND
Supplement to Prospectus dated September 24, 2013

PARAMETRIC TAX-MANAGED
EMERGING MARKETS FUND
Supplement to Prospectus dated November 1, 2013

PARAMETRIC EMERGING MARKETS FUND
PARAMETRIC GLOBAL SMALL-CAP FUND
PARAMETRIC INTERNATIONAL EQUITY FUND
Supplement to Prospectus dated June 1, 2014,
as revised July 1, 2014

The following is added as the second paragraph to “Foreign and Emerging Market Investments.” under “Investment Objective & Principal Policies and Risks”:

Foreign issuers may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuers’ assets or securities.  The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities.

August 21, 2014

16016 8.21.14